Virtus Opportunities Trust

Supplement dated March 24, 2020 to the Statutory Prospectus,

dated January 28, 2020, as supplemented

Important Notice To Investors

The information in this Supplement updates information in, and should be read in conjunction with, the Statutory Prospectus.

The section of the Statutory Prospectus entitled “Risks Associated with Additional Investment Techniques and Fund Operations” is revised to add the following paragraph about risk entitled “LIBOR.”

LIBOR

The London Interbank Offer Rate (“LIBOR”) historically has been and currently is used extensively in the U.S. and globally as a “benchmark” or “reference rate” for various commercial and financial contracts, including corporate and municipal bonds, bank loans, asset-backed and mortgage-related securities, interest rate swaps and other derivatives. For example, debt instruments in which a fund invests may pay interest at floating rates based on LIBOR or may be subject to interest caps or floors based on LIBOR. A fund’s derivative investments may also reference LIBOR. In addition, issuers of instruments in which a fund invests may obtain financing at floating rates based on LIBOR, and a fund may use leverage or borrowings based on LIBOR. In July 2017, the head of the United Kingdom Financial Conduct Authority announced the intention to phase out the use of LIBOR by the end of 2021. Currently, the U.S. and other countries are working to replace LIBOR with alternative reference rates. There is currently no definitive information regarding the future utilization of LIBOR or of any particular replacement reference rate. Abandonment of or modifications to LIBOR could have adverse impacts on newly issued financial instruments and existing financial instruments that reference LIBOR. The expected discontinuation of LIBOR could have a significant impact on the financial markets and may present a material risk for certain market participants, including investment companies such as the funds. Abandonment of or modifications to LIBOR could lead to significant short- and long-term uncertainty and market instability. The risks associated with this discontinuation and transition may be exacerbated if the work necessary to effect an orderly transition to an alternative reference rate is not completed in a timely manner. It remains uncertain how such changes would be implemented and the effects such changes would have on the funds, issuers of instruments in which the funds invest, and the financial markets generally.

Investors should retain this supplement for future reference.

VOT 8020 LIBOR Risk Supplement (03/2020)